Principal Funds, Inc.
Supplement dated March 12, 2021
to the Statement of Additional Information dated December 31, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
In the Board Member and Officer Compensation section, delete the first sentence of the first paragraph and replace with the following:

The Fund Complex does not pay any remuneration to its officers or to any Board Members listed above as Interested Board Members.